POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Securities Management & Timing Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused it names to be subscribed hereto by the President this 18 day of May, 1998.


ATTEST:                                     Securities Management & Timing Funds


/s/ Brian D. Duddles                        /s/ Craig M. Pauly
--------------------                        ------------------
BRIAN D. DUDDLES, Secretary                 CRAIG M. PAULY, President


STATE OF MICHIGAN                                    )
                                            )  ss:
COUNTY OF GRAND TRAVERSE                             )

     Before me, a Notary Public, in and for said county and state, personally appeared CRAIG M. PAULY, President and BRIAN D. DUDDLES, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the person described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 18 day of May, 1998.



                                                  /s/ Tina C. Partlo
                                                  ------------------
                                                  Notary Public

                               CERTIFICATE



     The undersigned, Secretary of Securities Management & Timing Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees by Action by Unanimous Consent of Trustees dated May 8, 1998, and is in full force and effect:

     "WHEREAS, Securities Management & Timing Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, its Registration Statement.

     NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  May 8, 1998
                                             Brian D. Duddles, Secretary
                                             ---------------------------
                                            Securities Management & Timing Funds

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Securities Management & Timing Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 1998.



                                         /s/ Craig M. Pauly
                                         --------------------------------------
                                         CRAIG M. PAULY, Trustee, President and
                                         Treasurer



STATE OF MICHIGAN                                    )
                                            )  ss:
COUNTY OF GRAND TRAVERSE                             )

     Before me, a Notary Public, in and for said county and state, personally appeared CRAIG M. PAULY, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 18 day of May, 1998.



                                                  /s/ Tina C. Partlo
                                                  ------------------
                                                 Notary Public

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Securities Management & Timing Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 1998.


                                                    /s/ Brian D. Duddles
                                                    ----------------------------
                                                     BRIAN D. DUDDLES, Trustee



STATE OF MICHIGAN                                    )
                                            )  ss:
COUNTY OF GRAND TRAVERSE                             )

     Before me, a Notary Public, in and for said county and state, personally appeared BRIAN D. DUDDLES, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 18 day of May, 1998.




                                                       /s/ Tina C. Partlo
                                                       ------------------
                                                       Notary Public

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Securities Management & Timing Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 1998.


                                                      /s/ Tina C. Partlo
                                                      ------------------
                                                      MARK GULOW, Trustee



STATE OF MICHIGAN                                    )
                                            )  ss:
COUNTY OF GRAND TRAVERSE                             )

     Before me, a Notary Public, in and for said county and state, personally appeared MARK GULOW, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 18 day of May, 1998.



                                                  /s/ Tina C. Partlo
                                                  ------------------
                                                  Notary Public